LAO PROFESSIONALS

Company ID : BN2880743 Tax ID : 22669554-0001

SF07 – SF09, 2nd Floor,

Ikorodu Shopping Plaza

Ita Elewa, Ikorodu

Lagos, Nigeria

Balance Due

$10,000.00

INVOICE

INV-2026/0223

Bill To

Peakcart Group Corp.

2612 Greenleaf Dr, West Covina, CA 91792. USA

Invoice Date :	23-Feb-26
Terms :	Due on Receipt
Due Date :	23-Feb-26

S/N	Item & Description	Qty	Rate	Amount
1	Being 100% of the amount due on commencement	1	10,000.00	10,000.00
2				-

Sub Total	10,000.00
VAT (7.5%)	-
Total	**10,000.00**
Balance b/f	-
Balance Due	**10,000.00**

Thanks for your business.

Our Lagos Tax Payer ID: C1139393 to remit WHT

Transfer Instruction (US Dollars)

Beneficiary Bank	ZENITH BANK PLC
Beneficiary Bank Swift Code	ZEIBNGLA
Intermediary Bank:	CITIBANK N.A. 111 WALL STREET, NEW YORK NEW YORK 10043
Intermediary Bank Swift Address:	CITIUS33
Intermediary Bank ABA No:	21000089
Intermediary Bank Account No:	36204566 (USD)

/BENEFICIARY/ :

Zenith Bank.

CUSTOMER ACCOUNT NAME:	LAO PROFESSIONALS
CUSTOMER ACCOUNT NUMBER	5074866406